UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

Graybug Vision, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39538	45-2120079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

203 Redwood Shores, Suite 620 Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 487-2800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRAY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Investor Presentation and Conference Call Script

On November 22, 2022, representatives of Graybug Vision, Inc. (“Graybug”) and CalciMedica, Inc. (“CalciMedica”) will hold a conference call to investors, which investor presentation and conference call script are attached hereto as Exhibit 99.1.

The investor presentation and conference call script contain statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth therein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which include, but are not limited to, statements regarding the proposed merger between Graybug and CalciMedica. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Graybug’s and CalciMedica’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the merger and the transactions contemplated by the merger agreement in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the merger, including but not limited to those with respect to: the approval of Graybug’s stockholders; potential delays in consummating the merger, the ability of the combined company to timely and successfully achieve the anticipated benefits of the merger; and the impact of health epidemics, including the COVID-19 pandemic, or fluctuations in global financial markets on the parties’ respective businesses and the actions the parties may take in response thereto; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on Graybug’s or CalciMedica’s business relationships, operating results and business generally; costs related to the merger; the outcome of any legal proceedings that may be instituted against Graybug, CalciMedica or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby and the ability to obtain and maintain regulatory approval for Auxora. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Graybug’s most recent filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Graybug’s web page at https://investors.graybug.vision/ under the SEC Filings” section.

The forward-looking statements included in this communication are made only as of the date hereof. Graybug assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Important Additional Information

In connection with the merger, Graybug intends to file with the SEC preliminary and definitive proxy statements relating to the proposed merger and any other relevant documents. The definitive proxy statement will be mailed to Graybug’s stockholders determined as of a record date, which is to be established for voting on the proposed merger and any other matters to be voted on at the special meeting. Before making any voting decision, Investors and security holders are urged to read the preliminary and definitive proxy statements, any amendments or supplements thereto, and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statements when they become available because they will contain important information about Graybug, CalciMedica and the proposed merger. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s web site at www.sec.gov, on Graybug’s website at https://investors.graybug.vision/ or by contacting Graybug’s Investor Relations via email at IR@graybug.vision or by telephone at (650) 487-2409.

Participants in the Solicitation

Graybug and its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from the stockholders of Graybug in connection with the proposed merger and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive proxy statements (when available). Additional information regarding such directors and executive officers is included in Graybug’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 22, 2022.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Graybug’s stockholders in connection with the proposed merger and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive proxy statements (when available) for the merger.

These documents are available free of charge as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Investor Presentation and Conference Call Script, dated November 22, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYBUG VISION, INC.

Date: November 22, 2022	By:	/s/ Frederic Guerard
Frederic Guerard, Pharm.D.
Chief Executive Officer
(Principal Executive Officer)